EXHIBIT 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT (this “Amendment”), dated as of June 16, 2022, to the Credit Agreement dated as of December 22, 2021 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) among Church & Dwight Co., Inc., a Delaware corporation (the “Borrower”), the lenders from time to time party thereto (collectively, the “Lenders” and each individually, a “Lender”), Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and a Lender, and Wells Fargo Bank, National Association and Truist Bank, as Syndication Agents. The Credit Agreement, as amended by this Amendment, is hereinafter referred to as the “Amended Credit Agreement”. Unless otherwise defined herein, capitalized terms that are defined in the Amended Credit Agreement are used herein as defined therein.

WHEREAS, the Borrower has requested that the Credit Agreement be amended to (a) replace LIBOR (as defined in the Credit Agreement) with Term SOFR and make certain conforming changes, (b) amend the financial covenant and (c) effect certain other modifications, in each case as set forth in Section 1 hereof.

WHEREAS, the Administrative Agent and each of the Lenders party hereto are willing to amend the Credit Agreement on the terms and subject to the conditions hereof.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendments to Credit Agreement. Effective as of the First Amendment Effective Date (as defined below):

(a) the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold, double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the Amended Credit Agreement attached as Annex A hereto;

(b) Exhibits A (Form of Committed Loan Notice) and D (Form of Compliance Certificate) to the Credit Agreement are hereby amended and restated in their entirety as set forth on Annexes B and C hereto; and

(c) Schedules 5.12(e), 5.12(d), 5.13 and 7.02 to the Credit Agreement are hereby deleted.

Section 2. Effectiveness. The amendments to the Credit Agreement pursuant to Section 1 hereof shall become effective as of the date (the “First Amendment Effective Date”) on which each of the following conditions has been satisfied or waived:

(a) the Administrative Agent shall have received executed counterparts of this Amendment from the Borrower, each Lender party to the Credit Agreement and the Administrative Agent;

(b) the representations and warranties contained in Section 4 hereof shall be true and correct in all material respects (except to the extent that any representation and warranty is otherwise qualified by materiality, in which case such representation and warranty shall be true and correct in all respects) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; and

(c) no Default shall exist.

Section 3. Costs and Expenses. The Borrower hereby agrees to reimburse the Administrative Agent and its Affiliates for the reasonable and documented out of pocket expenses incurred by them in connection with this Amendment in accordance with Section 10.04(a) of the Amended Credit Agreement, including the reasonable and documented fees and out of pocket charges and disbursements of counsel to the Administrative Agent.

Section 4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

(a) The Borrower and each other Group Member (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite corporate or organizational power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under this Amendment, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clauses (b)(i) or (c), to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect;

(b) The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate or other organizational action, and does not and will not (a) contravene the terms of any of the Borrower’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (c) violate any Law;

(c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by the Borrower of this Amendment;

(d) This Amendment has been duly executed and delivered by the Borrower. This Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar Laws affecting the enforcement of creditor’s rights generally;

(e) Each of the representations and warranties contained in Article V of the Amended Credit Agreement is true and correct in all material respects (except to the extent that any such representation and warranty is otherwise qualified by materiality, in which case such representation and warranty shall be true and correct in all respects) on and as of the First Amendment Effective Date, except to the extent that any such representation and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; and

(f) No Default has occurred and is continuing or would result from the consummation by the Borrower of the transactions contemplated by this Amendment.

Section 5. Effect of Amendment.

(a) Except as expressly set forth herein, this Amendment shall not (i) by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document or (ii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.

(b) From and after the First Amendment Effective Date, as applicable, each reference in the Credit Agreement (as amended hereby) to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement (as amended hereby) and the other Loan Documents.

Section 6. Reaffirmation. Notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, the Borrower acknowledges and agrees that, each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Credit Agreement, as amended hereby).

Section 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8. Waiver of Right to Trial by Jury. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9. Miscellaneous Provisions. The provisions of Sections 10.03, 10.04, 10.07, 10.10, 10.11, 10.12, 10.14(b), (c) and (d), 10.16, 10.17, 10.18 and 10.21 of the Amended Credit Agreement shall apply with like effect as to this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

CHURCH & DWIGHT CO., INC.,

By:	/s/ Daniel Melski
Name:	Daniel Melski
Title:	Vice President Finance and Treasurer

[Signature Page to Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ John Dorost
Name:	John Dorost
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ John Dorost
Name:	John Dorost
Title:	Vice President

TRUIST BANK, as a Lender

By:	/s/ Steve Curran
Name:	Steve Curran
Title:	Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael J. Stein
Name:	Michael J. Stein
Title:	Director

[Signature Page to the First Amendment to Credit Agreement]